UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2013

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On January 18, 2013, BGC Partners, Inc. (the “Company”) issued a press release announcing that it currently plans to hold its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) on June 4, 2013.

Stockholder Proposal Deadlines

The Annual Meeting date represents a change of more than 30 days from the anniversary of the Company’s 2012 Annual Meeting of Stockholders held on December 17, 2012. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in the Company’s proxy materials for the Annual Meeting. The new deadline for the submission of such stockholder proposals is the close of business on February 8, 2013.

The Company believes that receiving Rule 14a-8 stockholder proposals by such date will provide the Company with a reasonable period of time for the review, consideration and, if appropriate, inclusion of any such proposals before it begins to print and send its proxy materials to stockholders for the Annual Meeting. Such proposals will also need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of Rule 14a-8 stockholder proposals in the Company’s proxy materials, and may be omitted from the Company’s proxy materials if not in compliance with applicable requirements.

Under the Company’s Bylaws, stockholder proposals, including director nominations, intended to be raised at the Annual Meeting (but not submitted for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8) may be made by stockholders if notice is timely delivered to the Company and if such notice contains the information required by the Company’s Bylaws. Given the change in the date of the Annual Meeting, such notice must be delivered to the Company no later than the close of business on February 8, 2013.

All such stockholder proposals should be addressed to: BGC Partners, Inc., 499 Park Avenue, 3rd Floor, New York, NY 10022, Attention: Secretary.

A copy of the Company’s press release, dated January 18, 2013, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	BGC Partners, Inc. press release dated January 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: January 18, 2013	By:	/S/ HOWARD W. LUTNICK
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	BGC Partners, Inc. press release dated January 18, 2013.